CONSENT OF ARTHUR ANDERSEN LLP

                                                                    Exhibit 23.1




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference of our report included in this annual report on Form 10-K, into the Company's previously filed Registration Statements Nos. 333-42255 and 333-71049 on Form S-8.


                                         ARTHUR ANDERSEN LLP


San Jose, California
June 25, 1999